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                                  LYDALL, INC.

                                                                    Exhibit 23.1
                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, as amended (File No. 33-93768) of Lydall, Inc. of our report dated February 13, 2002, relating to the consolidated financial statements and financial statement schedule of Lydall, Inc. which appears in this Annual Report on Form 10-K.

/s/ PricewaterCoopers LLP
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PricewaterhouseCoopers LLP
Hartford, Connecticut
March 15, 2002